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                                                                   Exhibit 10.10



                                     QWEST








                                 DECEMBER, 1998


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                           CARRIER SERVICE AGREEMENT

THIS CARRIER SERVICE AGREEMENT (the "Agreement") is entered into by and between Qwest Communications Corporation ("Qwest") located at 4250 North Fairfax Drive, Arlington, Virginia 22203, facsimile number (703) 363-3750 and Shared Communications Services, Inc. (the "Customer") located at 3723 Fairview Industrial Drive, S.E., Salem, Oregon 97302, facsimile number (503) 316-4467. Qwest and Customer are sometimes referred to in this Agreement collectively as the Parties and singularly as a "Party".

TERMS AND CONDITIONS

1.   SCOPE OF AGREEMENT

     Qwest agrees to provide and Customer agrees to purchase Qwest service(s) for the price(s) and subject to the terms and conditions set forth herein described in the exhibits attached hereto (the "Service" or "Services"). All Service is provided pursuant to Qwest/LCI Tariff F.C.C. No. 1, Qwest/LCI Tariff F.C.C. No. 2 and applicable state tariffs (collectively, the "Tariff(s)"), which are on file with the Federal Communications Commission ("FCC") and applicable state regulatory bodies. The Tariffs may be modified from time to time by Qwest in accordance with law and thereby affect the Service(s) furnished Customer. To the extent applicable to the furnishing of Qwest Services hereunder, the Tariff, as amended from time to time, is hereby incorporated herein and made a part hereof, except that the following terms and conditions shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions and shall remain in effect throughout the service term; as hereinafter defined.

2.   MONTHLY MINIMUM COMMITMENT

     (A) Any monthly minimum usage commitments agreed upon by Qwest and Customer shall be set forth in the attached Services Descriptions and rate Exhibits, which such exhibits are specified in Section 3 of this Agreement (the "Monthly Commitment"). Customer acknowledges and agrees that certain rates and discounts may be being provided to Customer hereunder in consideration of Customer's agreement to meet or exceed the Monthly Commitment and that such rates and discounts would not be offered to Customer without Customer's agreement to make such commitments.

     (B) The minimum monthly usage required per DS-1 is [*] MOUs averaged among all Qwest DS-1s used by Customer under this Agreement (the "Minimum Facility Utilization"). In the event Customer fails to meet or exceed the Minimum Facility Utilization average, Qwest shall give Customer five (5) business days notice of the certain circuits that are not meeting such commitment. Customer agrees, within such five (5) day period, either to (i) bring usage up to such Minimum Facility Utilization average on such circuits or (ii) release such circuits under the [*] to Qwest from use by Customer. If Customer does not comply with the above requirement, Customer will be assessed a monthly underutilization fee of [*] (the "Underutilization Fee") for each DS-1 which was under the Minimum Facility Utilization for such month.

     (C) Qwest and Customer specifically agree that any underutilization fees, deficiency charges or other relief, if any, provided for in this Agreement or the Exhibits relating to any of the commitments in this Agreement or the Exhibits represent mutual good faith estimates of, and bear reasonable relationships to, the actual damages to Qwest in the event of Customer's failure to meet such commitments or Customer's underutilization of such circuits, and they do not represent a penalty of any kind. The Parties further agree that such fees, charges and relief are obligations of Customer, subject to specific performance.

                       QWEST CONFIDENTIAL AND PROPRIETARY


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                           CARRIER SERVICE AGREEMENT

3.   SERVICE RATES AND TERMS

     (A) Qwest service descriptions, rates and terms are shown and described in the following Exhibits:

          Exhibit A1 Qwest Express RBOC/ITC Terminating Switched Service
            Description
          Exhibit A2 Qwest Express RBOC/ITC Terminating Switched Service Rate
            Schedule
          Exhibit B1, B2, C1, C2, D1 Reserved for Future Use
          Exhibit E1 Qwest Express 8XX RESP ORG and Originating Transport
            Service Description
          Exhibit E2 Qwest Express 8XX Originating Transport Service Rate
            Schedule
          Exhibit F1 Qwest Express Canada Terminating Service Description Exhibit F2 Qwest Express Canada Terminating Rate Schedule
          Exhibit G1 Qwest Express Mexico Terminating Service Description Exhibit G2 Qwest Express Mexico Terminating Rate Schedule
          Exhibit H1 Qwest Express International Terminating Service Description Exhibit H2 Qwest Express International Terminating Service Rate
            Schedule
          Exhibit I1 Qwest Express Directory Assistance Service Description
          Exhibit I2 Qwest Express Directory Assistance Service Rate Schedule

          Qwest reserves the right to eliminate any Service offerings and/or modify any charges for Service offerings upon written notice to Customer as follows:

          a) Rate decreases and additional services offered, if any, in Qwest's sole discretion, shall be effective immediately upon written notification to the Customer or upon an effective date set forth by Qwest in such notification;

          b) All rates and agreements specified in Exhibits and attachments are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, notwithstanding any statements to the contrary contained in the Tariff, in the event that any regulatory agency, legislative body or court of competent jurisdiction promulgates regulations or modifies existing ones including, without limitation, regulations regarding payphone compensation, access charges and/or universal service (the "Regulatory Activity"), Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in this Agreement and/or the Tariff to reflect the impact of such Regulatory Activity;

          c) International rates and agreements specified in Exhibits and attachments, including Canadian and Mexican services, are subject to change upon five (5) calendar days written notice to Customer;

          d) All other rates and agreement specified in Exhibits and attachments, excluding international, Canadian, and Mexican services, are subject to change upon thirty (30) calendar days written notice to Customer;

          (B) Except as otherwise provided above, Qwest reserves the right to change rates and Services described in the Exhibits at any time upon thirty (30) calendar days prior written notice. Customer shall have the right to terminate this Agreement, in whole or in part, in the event of any material increase in rates for Services utilized by Customer, without penalty or fee.

                       QWEST CONFIDENTIAL AND PROPRIETARY

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                           CARRIER SERVICE AGREEMENT

4.    SYSTEM MAINTENANCE

      Subject to Sections 7 and 12 hereof, Qwest expects, but does not guarantee, that system maintenance normally will not result in service interruptions. If system maintenance should result in the interruption of Service, to the extent possible it shall be accomplished only after prior notification to Customer and will be completed within a reasonable time.

5.    CUSTOMER SERVICE

      Customer acknowledges and agrees that it shall provide all billing, inquiry, and customer service to Customer's end-users or customers (the "End-Users").

6.    REPRESENTATION

      Customer shall not use any trademark, service mark, brand name or any other intellectual property of Qwest or any Qwest affiliate without Qwest's prior express written consent. Notwithstanding the foregoing, Customer may disclose, during pre-sale activities, that Qwest is the underlying carrier of its service. In no event shall Customer represent or state to End Users or prospective End Users that it has any relationship with Qwest other than an agreement to purchase Qwest's services. Customer shall promptly and fully cooperate with Qwest to address and resolve all issues, problems, administrative procedures, End User complaints, regulatory investigations or inquiries or any other circumstances arising from Customer's use of Qwest Services.

7.    FINANCIAL RESPONSIBILITY, PAYMENT AND SECURITY

      (A) Qwest shall use commercially reasonable efforts to provide accurate billing and call detail records to Customer in accordance with Qwest's then standard formats. Customer shall pay all Qwest invoices for Service within thirty (30) calendar days from invoice date via cash, check or wire transfer. All discounts and promotions, if any, and taxes, will be included in the monthly invoice. Any payment received by Qwest later than thirty (30) calendar days after the due date of the invoice shall be subject to an interest charge on delinquent amounts at the rate of [*] of the late payment per month or the maximum lawful rate allowable under applicable state law, whichever is lower. Such interest charge shall be applied on any late payments, commencing upon the invoice due date through the actual date of receipt of payment. Any applicable federal, state or local use, excise, sales or privilege taxes, duties or similar liabilities, chargeable to or against Qwest because of the Service provided Customer shall also be charged to and payable by Customer. If full payment is not made when due, Qwest, in its sole discretion, shall have the right, after Qwest has given written notice to Customer, to suspend all or any part of the Service until such time as Customer has paid all unpaid balances (including interest), or to terminate all or any part of the Service. During any such suspension, and upon any such termination, no service interruption shall be deemed to occur.

      (B) Customer acknowledges that it may not withhold any sums invoiced by Qwest for actual calls made by Customer including, without limitation, calls made by Customer's End Users and/or unauthorized third parties (e.g., fraudulent calls) and charges to Customer's Qwest account(s). Customer will be responsible for full payment of all charges as reflected on any Qwest billing statement. Independent of Customer's payment obligations set forth in this section, Customer must notify Qwest within sixty (60) calendar days of receipt of any contested or disputed amount concerning charges as they appear on the Qwest billing statement. Customer's notification of any contested or disputed amount must be in writing and sent to: Credit & Collections Department, Qwest Communications Corporation, 4650 Lakehurst Court, Dublin, Ohio 43017 or to (614) 798-6460, by facsimile with duplicate notification to follow via regular U.S. Mail or overnight delivery. Written notification must be accompanied with a detailed written support, for any service interruption credit or other credit to which Customer believes itself

                       QWEST CONFIDENTIAL AND PROPRIETARY


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                           CARRIER SERVICE AGREEMENT

     entitled, and Qwest and Customer will promptly address and attempt to resolve the claim. Qwest, in its sole discretion exercised in good faith, may reject such documentation and/or explanation as inadequate. If Qwest so rejects such documentation, Customer shall have an additional ten (10) business days to provide additional supporting documentation to Qwest. If Qwest rejects such additional documentation, Qwest shall so notify Customer in which case the disputed portion of the bill shall be paid by Customer within ten (10) business days of Customer's receipt of Qwest's final notice of inadequacy. All Credits or adjustments for service outages will be made pursuant to applicable provisions of Qwest/LCI's Tariff F.C.C. No. 1 and Tariff F.C.C. No. 2 and applicable state tariffs which are on file with the Federal Communications Commission and applicable state regulatory bodies and which may be modified from time to time by Qwest in accordance with law. In consideration of the discounts offered by Qwest pursuant to this Agreement, with respect to any unpaid balance(s) owed by Customer to Qwest, Qwest shall have the right to offset such unpaid balance(s) from any amounts that Qwest owes to Customer and any of its affiliates.

     (C) Customer acknowledges and agrees that Qwest may reasonably require additional security and/or payment terms under this Agreement prior to the commencement of Services hereunder, and Customer agrees to comply with such request. Customer agrees to provide and/or execute any additional collateral security documents, including, without limitation, an irrevocable letter of credit, a cash deposit, a prepaid invoice amount, a corporate guarantee, as may be reasonably required by Qwest, in Qwest's sole judgment, if there is a material change in circumstances of Customer's actual or anticipated usage hereunder or Customer's financial condition during any time that Customer uses the Service.

8.   TERM

     The initial term of this Agreement (the "Initial Term") will begin on the first day of the first billing cycle following the Effective Date (as hereinafter defined) of this Agreement (the "Initial Service Date") and will continue for a period of the longer of (i) twelve (12) calendar months from the Initial Service Date, or (ii) as long as a term for a Service attached to this Agreement (the "Service Term") is in effect; provided, however, that, following Customer's execution of this Agreement, Qwest shall execute this Agreement as soon as possible but in no event later than thirty (30) calendar days after Customer's execution date. The "Effective Date" is defined as the date this Agreement is signed by an authorized officer of Qwest after having been signed by Customer. Applicable Service rates and discounts, if any, shall be effective as of their respective effective date in the applicable Service rate or discount schedule. Following the Initial Term, the Agreement shall continue on a monthly basis (each a "Renewal Term") until either party provides the other party with at least thirty (30) calendar days prior written notice of its intent to terminate this Agreement and the intended date of such termination. The Initial Term and Renewal Terms are sometimes collectively referred to herein as the "Term".

9.   OBLIGATIONS UPON EXPIRATION OR TERMINATION OF TERM

     Upon expiration or termination of this Agreement, Customer shall pay all outstanding balances in accordance with Section 7 of this Agreement. Upon expiration or termination of this Agreement, Customer shall be fully subject to all terms and conditions, including standard tariffed rates, set forth in the Qwest/LCI Tariff for Qwest services received by Customer after such date.

10.  EARLY TERMINATION

                       QWEST CONFIDENTIAL AND PROPRIETARY

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                           CARRIER SERVICE AGREEMENT

     (A) Customer may cancel this Agreement, without being subject to any cancellation charge or other payment, by written notice of such cancellation given to Qwest not less than (30) days prior to the date of such cancellation, if the Service provided under this Agreement is the subject of service outages or interruptions accumulating 120 hours or more over any period of 180 consecutive calendar days.

     (B) Either party may terminate this Agreement without liability or further obligation, except for unpaid charges as of the effective date of such termination, if Qwest is prohibited from furnishing the Service or if any material rate or term contained herein is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or any other federal, state or local government authority.

     (C) In addition, Customer represents, warrants and covenants that it understands that Qwest may, at any time, and without notice to End User(s), discontinue providing service to Customer in accordance with the terms of the Qwest/LCI Tariff and that such discontinuance may result in termination of service to the End User(s).

     (D) Notwithstanding the foregoing, and without affecting Qwest's right to compensation accrued prior to the termination date, Qwest, without waiving any rights set forth in this Agreement or the Qwest/LCI Tariff, retains the right to terminate this Agreement immediately and without written notice, under any of the following circumstances:

          (i) Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations;

          (ii) Material change in Customer's ownership, except as otherwise permitted; provided, however, that consent by Qwest to the assignment of this Agreement after such change in ownership shall not be unreasonably withheld; or

          (iii) Customer's failure to abide by all terms of Section 7 hereof, including, without limitation, Customer's failure or refusal to provide additional security or payment upon Qwest's request, or for any unethical or illegal acts on the part of Customer, its officers, directors, employees, contractors, agents, or servants, relating to the subject matter of this Agreement. Termination of this Agreement shall not affect Qwest's right to compensation accrued prior to the termination date; or

          (iv)  for any material breach of this Agreement.

     (E) Customer shall be entitled to terminate this Agreement in whole or in part, in the event of a material breach by Qwest of its obligations under this Agreement, including without limitation, the provision of accurate billing detail to Customer.

11.  Default

     Without regard to any other provisions of this Agreement or rights hereunder, it shall be a default under this Agreement, if Customer fails to pay Qwest in accordance with Section 7 of this Agreement; provided, however, that Qwest has provided accurate billing detail to Customer.

                       QWEST CONFIDENTIAL AND PROPRIETARY

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                           CARRIER SERVICE AGREEMENT

     Upon default under this Section 11, Qwest shall be entitled to all rights and remedies under the Qwest/LCI Tariff and other applicable law.

12.  Liability

     QWEST'S LIABILITY ARISING OUT OF DELAYS IN INSTALLATION OR RESTORATION OF THE SERVICE HEREUNDER OR OUT OF MISTAKES, ACCIDENTS, OMISSIONS, INTERRUPTIONS, ERRORS OR DEFECTS IN THE ORDERING, PROCESSING, PROVISIONING, OR TRANSMISSION OF SERVICE SHALL IN NO EVENT EXCEED [*]. WITHOUT LIMITING THE FOREGOING, QWEST SHALL HAVE NO OBLIGATION TO PROVIDE ALTERNATIVE ROUTING WITH RESPECT TO ANY SERVICE OR TRANSMISSION CAPACITY PROVIDED PURSUANT TO THIS AGREEMENT. OTHER THAN AS SET FORTH IN QWEST/LCI F.C.C. TARIFF NO. 1 AND NO. 2, IN NO EVENT SHALL QWEST BE LIABLE TO CUSTOMER OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY OTHER RESPECT, FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, OR PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF FORESEEABLE, ARISING OUT OF ANY MISTAKE, ACCIDENT, ERROR, OMISSION, INTERRUPTION, OR DEFECT IN TRANSMISSION, OR DELAY ARISING OUT OF OR RELATING TO THE SERVICES OR THE OBLIGATIONS OF QWEST PURSUANT TO THIS AGREEMENT AND ANY EXHIBITS THERETO INCLUDING, WITHOUT LIMITATION, ANY FAILURE TO PROVIDE BILLING TAPES WHICH ARE COMPATIBLE WITH CUSTOMER'S BILLING SYSTEM(S), OR ANY FAILURE TO TIMELY OR ACCURATELY PROVISION OR INSTALL ANY PORTION OF THE SERVICES, OR CONDITIONS WHICH MAY RESULT FROM ACTIONS BY REGULATORY OR JUDICIAL AUTHORITIES OR OTHER CARRIERS THAT QWEST RELIES ON TO PROVIDE SERVICE TO CUSTOMER. QWEST MAKES NO WARRANTY WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OR LOCAL ACCESS OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY QWEST ARE HEREBY EXCLUDED AND DISCLAIMED. FOR THE PURPOSE OF THIS SECTION, THE TERM "QWEST" SHALL BE DEEMED TO INCLUDE QWEST, ITS EMPLOYEES, OFFICERS, DIRECTORS, AND AFFILIATES AND ANY PERSON OR ENTITY ASSISTING QWEST IN ITS PERFORMANCE OR OBLIGATIONS UNDER THIS AGREEMENT.

13.  Relationship

     Neither party shall have the authority to bind the other by contract or otherwise make any representations or guarantees on behalf of the other. Both parties acknowledge and agree that the relationship arising from this Agreement does not constitute an agency, joint venture, partnership, employee relationship or franchise. Customer acknowledges and agrees that it is an independent contractor.

14.  Assignment or Sale

     This Agreement shall be binding on Customer and its respective affiliates, successors, and assigns. Customer shall not assign, sell or transfer this Agreement or the right to receive the Services provided hereunder, whether by operation of law or otherwise, without the prior written consent of Qwest, such consent shall not be unreasonably withheld by Qwest. Qwest may terminate this


                       QWEST CONFIDENTIAL AND PROPRIETARY


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                           CARRIER SERVICE AGREEMENT

     Agreement in the event of an actual or purported assignment, sale or transfer of this Agreement by Customer without Qwest's prior written consent.

15.  REPORTING REQUIREMENTS

     Where reporting obligations or requirements are imposed upon Qwest by any third party or regulatory agency that are in accordance with the reporting requirements for Customers and Carriers in the telecommunication industry, Customer agrees to comply with such requirements and obligations and to hold Qwest harmless for any failure of compliance with any such requirement or obligation.

16.  GOVERNING LAW, CERTIFICATIONS AND WARRANTIES

     (A) Customer understands that Qwest, in conducting its business in the manner set forth herein, is subject to the Communications Act of 1934, as amended, and as interpreted and applied by the Federal Communications Commission. All terms of this Agreement not subject to the Communications Act of 1934 as amended and as interpreted and applied by the F.C.C. will be interpreted according to New York state law.

     (B) If service is provided solely within a single state in a manner which subjects the Service to regulation by such state, then the terms and conditions of such Service and of this Agreement shall be subject to such regulations and to any addendum to this Agreement relating thereto which is delivered by Qwest to Customer. Customer shall have the right to terminate this Agreement within ten (10) business days of receipt of such addendum without further liability hereunder.

     (C) Customer certifies and warrants that it is in compliance with and will continue to be in compliance with all international, federal, state and local laws and regulations relating to its performance under this Agreement. Customer is solely responsible for obtaining all licenses, approvals, and regulatory authority for its operation and the provision of services to its customers ("End Users"). Any breach of the obligations of Customer under this Section shall be a material breach of this Agreement. If Customer does not comply with this Section, in addition to any remedies available to Qwest at law or in equity, Qwest, in its sole discretion, may elect to decline to accept additional orders under this Agreement or may immediately terminate this Agreement without further liability or obligation to Customer.

17.  TERMS AND CONDITIONS SURVIVING TERMINATION OR EXPIRATION OF AGREEMENT

     All warranties, representations, indemnities, covenants and other agreements of the parties hereto shall survive the execution, delivery and termination of this Agreement and shall, notwithstanding the execution, delivery and termination of this Agreement, continue in full force and effect. The terms and conditions of the Qwest/LCI Tariff along with
     Section 6, 7, 9, 11, 12, 13, 15, 18, 23, 24 and any provision hereof, which, by its context is intended to survive the termination or expiration hereof, shall also survive. Additionally, any obligation to hold harmless and indemnify a party hereunder shall survive the termination or expiration of this Agreement.

18.  INDEMNIFICATION

     Customer shall indemnify, defend and hold harmless Qwest from and against any claims, actions, damages, liabilities, costs, judgments or expenses (including attorney fees) arising out of (i) the


                       QWEST CONFIDENTIAL AND PROPRIETARY

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                           CARRIER SERVICE AGREEMENT

     resale or reselling of the Service, including but not limited to the provision or termination of service by Customer to End Users and any failure to provide service; and (ii) any breach by Customer of any warranty, representation, or covenant hereunder.

19.  NONDISCLOSURE

     Neither Party shall disclose to any third party during the term of this Agreement and during the two (2) year period immediately following termination of this Agreement, any of the terms and conditions set forth in this Agreement unless disclosure is required by any state or federal governmental agency, is otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights or obligations under this Agreement. Each Party reserves the right to terminate this Agreement, upon written notification, upon discovery of any disclosure prohibited hereunder.

20.  AMENDMENTS

     The Agreement, together with all Exhibits, represents the entire understanding of the parties. Any and all prior offers, agreements, representations and understandings made to Customer, whether oral or written, shall be superseded by this Agreement. Exclusive of any Tariff modifications initiated by Qwest, once this Agreement has been fully executed, any amendment hereto must be made in writing and signed by authorized representatives of both parties.

21.  WAIVER

     The terms, covenants, representations and warranties of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of either party at any time to require performance of any provision hereof shall, in no manner, affect the right at a later date to enforce the same. No waiver by either party of any breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such breach or the breach of any other term, covenant, representation or warranty of this Agreement.

22.  SEVERABILITY

     In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Further, in the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable by virtue of its scope or period of time, but may be made enforceable by a limitation thereof, such provision shall be deemed to be amended to the minimum extent necessary to render it valid, legal and enforceable or in the alternative both parties shall negotiate in good faith to substitute for such invalid, illegal, or unenforceable provision a mutually acceptable provision that is consistent with the original intent of the parties.

23.  NOTICE

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                           CARRIER SERVICE AGREEMENT

     Except when actual receipt is expressly required by the terms hereof, notice is considered given either (i) when delivered by facsimile service to the phone number listed below with duplicate notification sent via regular U.S. Mail or overnight delivery or; (ii) when delivered in person to the recipient named below; or (iii) after deposit in the United States mail in a sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid, or via overnight courier service, addressed by name and address to the party or person intended as follows:

               To Customer:  Shared Communication Services, Inc.
                             3723 Fairview Industrial Drive, S.E.
                             Salem, Oregon 97302
               Facsimile:    (503) 316-4467
               Attention:    Mr. Lance Stapleton, Vice President

               To Qwest:     Qwest Communications Corporation
                             4250 North Fairfax Drive
                             Arlington, Virginia 22203
               Facsimile #:  (703) 363-3750
               Attention:    General Counsel

     Any party may at any time change its address or facsimile number for notification purposes by giving the other party prior written notice as provided in this Section by setting forth the new address and the date on which it will become effective. Either party may require, by prior written notice given at any time or from time to time, subsequent notices to be given to another individual person, whether a party or an officer or representative, or to a different address, or both; provided, however, that a P.O. Box shall not be considered to be an address for purposes of this Agreement.

24.  ARBITRATION OF DISPUTES

     (A) Any dispute arising out of this Agreement relating to Qwest invoices or balances owed by Customer to Qwest for Services rendered, which cannot be resolved between the parties, shall be settled by binding arbitration at the office of the American Arbitration Association ("AAA") located in Washington, D.C or Denver, Colorado, as the choice of the Party bringing the arbitration. The arbitration shall be held in accordance with the commercial Arbitration Rules of the American Arbitration Association ("AAA Rules"), as amended by this Agreement. Neither party may seek injunctive relief of any kind prior to the confirmation of an arbitration award.

     (B) Either Qwest or the Customer may initiate arbitration by providing written demand for arbitration, a copy of this Agreement and the administrative fee required by the AAA Rules to the AAA at its Washington, D.C. or Denver office, as applicable. A copy of the notice shall also be provided to the other party. The remaining cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case.

     (C) One Arbitrator shall be appointed in accordance with the AAA Rules within sixty (60) days of the submission of the demand for arbitration, unless both parties otherwise agree in writing. The Arbitrator shall designate the time and place in the Washington, DC area for the hearing within thirty (30) days of his or her appointment. Qwest and the Customer


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                     CARRIER SERVICE AGREEMENT

                  agree that the Arbitrator's authority to grant relief shall be subject to the provisions of this Agreement, the United States Arbitration Act, ("USAA"), the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes Qwest/LCI Tariffs, substantive law, and the Communications Act of 1934, as amended. The Arbitrator shall not be able to award, nor shall any party be entitled to receive punitive, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final, binding, and enforceable in a court of competent jurisdiction. The decision of the Arbitrator is appealable only for perceived mistakes or misapplication of the law.

            (D) Any dispute not outlined in Section 24(A) and arising out of or related to this Agreement regardless of the form of action whether in contract, indemnity, warranty, strict liability, or tort, including negligence of any kind with regard to Qwest Services or other conduct under this Agreement may be subject to arbitration upon the written consent of both parties.

      25.   ATTACHMENTS AND EXHIBITS

            All Attachments and Exhibits annexed to this Agreement are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement shall be deemed to refer to and include this Agreement and all such Attachments and Exhibits.

      26.   HEADINGS

            The headings of sections and subsections used in this Agreement are for convenience only and are not part of its operative language. They shall not be used to affect the construction of any provisions hereof.

      27.   THIRD-PARTIES

            The representations, warranties, covenants and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person not a party hereto.

      28.   CUSTOMER AUTHORIZATION

            Customer represents that the person executing this Agreement has been duly authorized by Customer to execute and bind Customer to the terms and conditions contained herein. Customer, with full knowledge of all terms and conditions herein, does hereby warrant and represent that the execution, delivery, and performance of this Agreement are within Customer's corporate and/or partnership powers, have been duly authorized, and are not in conflict with law or the terms of any charter or bylaw or any agreement to which Customer is a party or by which it is bound or affected.


                       QWEST CONFIDENTIAL AND PROPRIETARY

                           CARRIER SERVICE AGREEMENT



      IN WITNESS WHEREOF, an authorized representative of each party has executed this Agreement effective as of the date of execution by Qwest as set forth below.



QWEST COMMUNICATIONS CORPORATION



By: /s/ JOHN G. MUSCI                     Date  12/31/98
   ---------------------------------          ---------------


SHARED COMMUNICATIONS SERVICES, INC.


By: /s/ JEFF RAINES                       Date  12/17/98
   ---------------------------------          ---------------


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A1
              QWEST EXPRESS RBOC/ITC TERMINATING SWITCHED SERVICE
                           CARRIER SERVICES AGREEMENT

GENERAL

Interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide termination. Regional Bell Operating Company ("RBOC") rates apply to all traffic terminating in RBOC territories, and independent telephone company ("ITC") rates, or Non-Bell rates, apply to all traffic terminating in ITC ("Non-RBOC") territories. For the purposes of billing the appropriate territory, the OCN number of the terminating carrier will be used. OCN numbers of 9000 and above shall be classified as RBOC; and OCN numbers less than 9000 shall be classified as "ITC", or Non-RBOC.

Intrastate rates are per State and are for State-wide termination. For the purposes of determining each call's jurisdiction, the originating and terminating information present in the call stream will be evaluated. In the event that either the originating or terminating information is not available to Qwest's billing system, the classification of the call, for rating purposes, will default to the Interstate classification. To the extent that calls are defaulted to the Interstate classification, and to the extent Customer's traffic of this nature includes intrastate traffic, Customer shall provide to Qwest in writing, on a monthly basis, the "Percentage of Inter/Intra-state Usage" on a state-by-state basis, by LEC, for the traffic terminated by Qwest hereunder.

Rates shown in the Qwest Express RBOC/ITC Interstate and Intrastate Rate Exhibits are shown in terms of full minutes and are billed in [*] second increments. Qwest reserves the right to charge excessive quantities of short duration calls (i.e., calls under [*] in length) [*]. Rates shown in the Qwest Express RBOC/ITC Interstate and Intrastate Rate Exhibits are Base Rates. Discounts, if any; pursuant to the below Discounts Section and Discount Schedule.

ROUNDING

Currently, the Qwest Express RBOC/ITC Terminating Switched Service utilizes "bulk rounding". For the purposes of this agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, the Qwest Express RBOC/ITC Terminating Switched Service employs [*], which means that all calls are [*], as opposed to [*] (e.g. initial and incremental).

POINT(S) OF MEET

Customer is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

     The "ATL", or Atlantic rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

          -    111 Pavonia Ave., 7th Floor, Suite 725, Jersey City, NJ 07310
          -    111 Market Place, Suite 400, Baltimore, MD 21202
          - 60 Hudson St., 11th Floor, New York City, NY 10013 (POP site that receives "switch site pricing")

     The "MW", or Midwest rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

          -    Doral Plaza, Suite 222A, 155 N. Michigan Ave., Chicago, IL 60601
          -    NBC Tower, 455 North City Front Plaza, Suite 700, Chicago, IL
               60611
          - Prudential Town Center, 1000 Town Center, Suite 360, Southfield, MI 48075
          -    8793 Fulton County Road H, Delta, OH 43515
          -    50 Public Square, Suite 640, Cleveland, OH 44113


                       QWEST CONFIDENTIAL AND PROPRIETARY

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT A1
              QWEST EXPRESS RBOC/ITC TERMINATING SWITCHED SERVICE
                           CARRIER SERVICES AGREEMENT

     -    180 E. Broad St., Suite B2, Columbus, OH 43215

The "NW", or Northwest rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    2001 6th Avenue, Seattle, WA 98121

The "S", or South rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    2323 Bryan Street, Suite 770, Dallas, TX

The "SE", or Southeast rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    Bank South Bldg., Suite 1910, 55 Marietta St., Atlanta, GA 30303
     -    701 E. Trade Street, Suite D, Charlotte, NC 28202
     -    4895 Outland Center Drive, Memphis, TN 38118

The "SW", or Southwest rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    624 S. Grand Ave., Suite 315, Los Angeles, CA 90017
     -    3040 Gold Camp Road, Sacramento, CA
     -    910 15th Street, Suite 220, Denver, CO 80202

The "POP ATL", or Atlantic POP rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following POP sites:

     -    38th and Wyalusing Streets, Philadelphia, PA
     -    1220 L Street N.W. Suite 1B, Washington, DC 20005

The "POP MW", or Midwest POP rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following POP sites:

     -    1125 Grand Avenue, Kansas City, MO
     -    900 Walnut Street, Suite 400, St. Louis, MO

The "POP S", or South POP rates shown in the Qwest Express RBOC/ITC Interstate Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following POP sites:

     -    15 West 16th Street, Tulsa, OK
     -    2112 East California Street, Oklahoma City, OK
     -    777 Walker St. C-170, Houston, TX

The "POP SW", or Southwest POP rates shown in the Qwest Express Interstate RBOC/ITC Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following POP sites:

     -    4275 E. Sahara, Las Vegas, NV
     -    136 East South Temple, Suite 1560, Salt Lake City, UT
     -    2600 N. Central, Phoenix, AZ


                       QWEST CONFIDENTIAL AND PROPRIETARY
                                       2

                                   EXHIBIT A1
              QWEST EXPRESS RBOC/ITC TERMINATING SWITCHED SERVICE
                           CARRIER SERVICES AGREEMENT

     The Base rates shown in the Qwest Express Intrastate RBOC/ITC Rate Exhibit will apply for all traffic that meets the Qwest network any of the above switch or POP sites.

[*]

                       QWEST CONFIDENTIAL AND PROPRIETARY


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT A1
              QWEST EXPRESS RBOC/ITC TERMINATING SWITCHED SERVICE
                           CARRIER SERVICES AGREEMENT

[*]

                       QWEST CONFIDENTIAL AND PROPRIETARY


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT A1
              QWEST EXPRESS RBOC/ITC TERMINATING SWITCHED SERVICE
                           CARRIER SERVICES AGREEMENT

[*]


                       QWEST CONFIDENTIAL AND PROPRIETARY

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                                          EXHIBIT A2

                           QWEST EXPRESS - RBOC / ITC
                          INTERSTATE TERMINATION RATES

------------------------------------------------------------------------------------------------------------------------------------
LATA STATE   CLASS             BASE RATES - SWITCH MEETPOINT                                BASE RATES - POP MEETPOINT
                         ATL        MW        NW        S         SE       SW        POP ATL   POP MW    POP S     POP SE    POP SW
                        ----------------------------------------------------------  ------------------------------------------------
120   ME     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
120   ME    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
122   NH     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
122   NH    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
124   VT     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
124   VT    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
126   MA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
126   MA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
128   MA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
128   MA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
130   RI     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
130   RI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
132   NY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
132   NY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
133   NY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
133   NY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
134   NY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
134   NY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
136   NY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
136   NY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
138   NY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
138   NY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
140   NY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
140   NY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
220   NJ     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
220   NJ    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
222   NJ     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
222   NJ    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
224   NJ     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
224   NJ    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
226   PA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
226   PA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  -----------------------------------------------
228   PA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
228   PA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
230   PA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
230   PA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  -----------------------------------------------
232   PA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                                          EXHIBIT A2

                           QWEST EXPRESS - RBOC / ITC
                          INTERSTATE TERMINATION RATES

LATA  STATE   CLASS                  BASE RATES -- SWITCH MEETPOINT                           BASE RATES -- POP MEETPOINT
                        ATL       MW        NW        S         SE        SW        POP ATL   POP MW    POP S     POP SE    POP SW
----  -----   -----     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
232    PA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
234    PA     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
234    PA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
236    DC     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
236    DC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
238    MD     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
238    MD    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
240    MD     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
240    MD    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
242    MD     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
242    MD    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
244    VA     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
244    VA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
246    VA     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
246    VA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
248    VA     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
248    VA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
250    VA     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
250    VA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
252    VA     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
252    VA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
254    WV     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
254    WV    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
256    WV     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
256    WV    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
320    OH     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
320    OH    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
322    OH     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
322    OH    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
324    OH     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
324    OH    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
325    OH     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
325    OH    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
326    OH     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
326    OH    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
328    OH     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
328    OH    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------
330    OH     RBOC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ---------------------------------------------------------   -----------------------------------------------

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                                          EXHIBIT A2

                           QWEST EXPRESS - RBOC / ITC
                          INTERSTATE TERMINATION RATES

------------------------------------------------------------------------------------------------------------------------------------
LATA STATE   CLASS                    BASE RATES - SWITCH MEETPOINT                            BASE RATES - POP MEETPOINT
                         ATL        MW        NW        S         SE       SW        POP ATL   POP MW    POP S     POP SE    POP SW
                        ----------------------------------------------------------  ------------------------------------------------
330   IN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
332   IN      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
332   IN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
334   IN      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
334   IN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
336   IN      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
336   IN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
338   IN      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
338   IN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
340   MI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
340   MI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
342   MI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
342   MI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
344   MI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
344   MI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
346   MI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
346   MI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
348   MI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
348   MI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
350   WI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
350   WI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
352   WI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
352   WI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
354   WI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
354   WI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
356   WI      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
356   WI    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
358   IL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
358   IL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
360   IL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
360   IL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
362   IL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
362   IL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
364   IL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
364   IL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
366   IL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
366   IL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
368   IL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                                          EXHIBIT A2

                           QWEST EXPRESS - RBOC / ITC
                          INTERSTATE TERMINATION RATES

LATA   STATE   CLASS                  BASE RATES - SWITCH MEETPOINT                            BASE RATES - POP MEETPOINT
                           ATL       MW        NW        S        SE        SW       POP ATL   POP MW    POP S     POP SE    POP SW
                         ---------------------------------------------------------   -----------------------------------------------
368     IL    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
370     IL      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
370     IL    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
374     IL      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
374     IL    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
376     IL      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
376     IL    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
420     NC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
420     NC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
422     NC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
422     NC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
424     NC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
424     NC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
426     NC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
426     NC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
428     NC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
428     NC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
430     SC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
430     SC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
432     SC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
432     SC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
434     SC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
434     SC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
436     SC      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
436     SC    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
438     GA      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
438     GA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
440     GA      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
440     GA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
442     GA      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
442     GA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
444     GA      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
444     GA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
446     GA      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
446     GA    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
448     FL      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
448     FL    NON-BELL   [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------
450     FL      RBOC     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                         ---------------------------------------------------------   -----------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                                          EXHIBIT A2

                            QWEST EXPRESS - RBOC/ITC
                          INTERSTATE TERMINATION RATES

------------------------------------------------------------------------------------------------------------------------------------
LATA STATE   CLASS             BASE RATES - SWITCH MEETPOINT                                BASE RATES - POP MEETPOINT
                         ATL        MW        NW        S         SE       SW        POP ATL   POP MW    POP S     POP SE    POP SW
                        ----------------------------------------------------------  ------------------------------------------------
450   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
452   FL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
452   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
454   FL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
454   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
456   FL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
456   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
458   FL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
458   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
460   FL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
460   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
462   KY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
462   KY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
464   KY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
464   KY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
466   KY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
466   KY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
468   TN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
468   TN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
470   TN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
470   TN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
472   TN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
472   TN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
474   TN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
474   TN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
476   AL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
476   AL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
477   AL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
477   AL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
478   AL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
478   AL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
480   AL     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
480   AL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
482   MS     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
482   MS    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
484   MS     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
484   MS    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
486   LA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT A2
                            QWEST EXPRESS - RBOC/ITC
[QWEST LOGO]              INTERSTATE TERMINATION RATES

------------------------------------------------------------------------------------------------------------------------------------
LATA STATE   CLASS             BASE RATES - SWITCH MEETPOINT                                BASE RATES - POP MEETPOINT
                         ATL       MW        NW        S         SE        SW        POP ATL   POP MW    POP S     POP SE    POP SW
                        ----------------------------------------------------------  ------------------------------------------------
486   LA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
488   LA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
488   LA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
490   LA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
490   LA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
492   LA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
492   LA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
520   MO      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
520   MO    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
521   MO      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
521   MO    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
522   MO      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
522   MO    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
524   MO      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
524   MO    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
526   AR      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
526   AR    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
528   AR      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
528   AR    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
530   AR      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
530   AR    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
532   KS      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
532   KS    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
534   KS      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
534   KS    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
536   OK      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
536   OK    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
538   OK      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
538   OK    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
540   TX      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
540   TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
542   TX      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
542   TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
544   TX      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
544   TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
546   TX      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
546   TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
548   TX      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                                          EXHIBIT A2

                            QWEST EXPRESS - RBOC/ITC
                          INTERSTATE TERMINATION RATES

LATA  STATE   CLASS                  BASE RATES -- SWITCH MEETPOINT                           BASE RATES -- POP MEETPOINT
                        ATL       MW        NW        S         SE        SW        POP ATL   POP MW    POP S     POP SE    POP SW
----  -----   -----     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
548    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
550    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
550    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
552    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
552    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
554    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
554    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
556    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
556    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
558    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
558    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
560    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
560    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
562    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
562    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
564    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
564    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
566    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
566    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
568    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
568    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
570    TX     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
570    TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
620    MN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
620    MN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
624    MN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
624    MN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
626    MN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
626    MN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
628    MN     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
628    MN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
630    IA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
630    IA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
632    IA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
632    IA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
634    IA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
634    IA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
635    IA     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT A2

[QWEST LOGO]
                           QWEST EXPRESS - RBOC / ITC
                          INTERSTATE TERMINATION RATES


------------------------------------------------------------------------------------------------------------------------------------
LATA STATE   CLASS             BASE RATES - SWITCH MEETPOINT                                BASE RATES - POP MEETPOINT
                         ATL        MW        NW        S         SE       SW        POP ATL   POP MW    POP S     POP SE    POP SW
                        ----------------------------------------------------------  ------------------------------------------------
625   IA    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
636   ND      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
636   ND    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
638   ND      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
638   ND    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
640   SD      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
640   SD    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
644   NE      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
644   NE    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
646   NE      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
646   NE    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
648   MT      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
648   MT    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
650   MT      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
650   MT    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
652   ID      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
652   ID    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
654   WY      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
654   WY    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
656   CO      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
658   CO    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
658   CO      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
658   CO    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
660   UT      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
660   UT    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
664   NM      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
664   NM    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
666   AZ      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
666   AZ    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
668   AZ      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
668   AX    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
670   OR      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
67O   OR    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
672   OR      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
672   OR    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
674   WA      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
674   WA    NON-BELL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
676   WA      RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT A2

[QWEST LOGO]

                           QWEST EXPRESS - RBOC / ITC
                          INTERSTATE TERMINATION RATES

------------------------------------------------------------------------------------------------------------------------------------
LATA STATE   CLASS                    BASE RATES - SWITCH MEETPOINT                            BASE RATES - POP MEETPOINT
                         ATL        MW        NW        S         SE       SW        POP ATL   POP MW    POP S     POP SE    POP SW
                        ----------------------------------------------------------  ------------------------------------------------
676   WA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
720   NV      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
720   NV    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
721   NV      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
721   NV    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
722   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
722   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
724   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
724   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
726   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
726   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
728   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
728   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
730   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
730   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
732   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
732   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
734   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
734   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
736   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
736   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
738   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
738   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
740   CA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
740   CA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
820   PR      N/A        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
822  USVI     N/A        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
832   AK      N/A        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
834   HI      N/A        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
836 MID/WAKE  N/A        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
920   CT     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
920   CT    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
921   NY     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
921   NY    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
922   OH     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
922   OH    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
923   OH     RBOC        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
923   OH    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT A2

[QWEST LOGO]

                           QWEST EXPRESS - RBOC / ITC
                          INTERSTATE TERMINATION RATES

------------------------------------------------------------------------------------------------------------------------------------
LATA STATE   CLASS             BASE RATES - SWITCH MEETPOINT                                BASE RATES - POP MEETPOINT
                         ATL        MW        NW        S         SE       SW        POP ATL   POP MW    POP S     POP SE    POP SW
                        ----------------------------------------------------------  ------------------------------------------------
924   PA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
924   PA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
927   VA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
927   VA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
928   VA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
928   VA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
929   VA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
929   VA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
930   VA      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
930   VA    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
932   WV      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
932   WV    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
937   IN      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
937   IN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
938   IN      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
938   IN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
939   FL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
939   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
949   NC      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
949   NC    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
951   NC      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
951   NC    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
952   FL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
952   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
953   FL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
953   FL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
955   AL      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
955   AL    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
956   TN      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
956   TN    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
958   NE      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
958   NE    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
960   ID      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
960   ID    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
961   TX      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
961   TX    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
963   MT      RBOC       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------
963   MT    NON-BELL     [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                        ----------------------------------------------------------  ------------------------------------------------

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT E1
           QWEST EXPRESS 8XX RESPONSIBLE ORGANIZATION AND ORIGINATING
                           CARRIER SERVICE AGREEMENT

GENERAL

Interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide origination Rates shown in the attached Rate Exhibit are shown in terms of full minutes and are billed in [*] second increments. All answered calls will be billed a minimum of [*].

ROUNDING

The Qwest Express 8XX Originating Service utilizes "bulk rounding". For the purposes of this agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, the Qwest Express 8XX Originating Service employs [*], which means that all calls are [*], as opposed to [*] (e.g. initial and incremental).

"RBOC-ITC" SURCHARGE

Customer will maintain at least [*] of the traffic comprising Customers 8XX Origination Service for origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC") and subject to such RBOC's tariffed access charges. Qwest will have the right to apply a [*] per minute of use surcharge to the number of minutes by which Non-RBOC Originating minutes exceed [*] of total monthly Origination service minutes. for the purposes of automating the billing of the surcharge, the OCN number of the originating carrier will be used. OCN numbers of 9000 and above are classified as RBOC; and OCN numbers less than 9000 are classified as "ITC", or Non-RBOC.

QWEST AS RESPONSIBLE ORGANIZATION ("RESP ORG")

     (A) Qwest agrees to act as RESP ORG, to manage and administer Customer's records in the 8XX Service Management System. Qwest's responsibilities shall be limited to coordinating data entry, record change, trouble acceptance, referral and/or clearance. As RESP ORG, Qwest will also provide coordination to provision, maintain, and test 8XX Data Base ("DB") service between various entities, such as: Local Exchange Carriers ("LECs"), Interexchange Carriers ("IXCs"), Number Administration and Service Center ("NASC"), and the Service Management System "SMS").

     (B) Qwest will provide Customer with a contact number for referrals of 8XX troubles on a twenty-four (24) hour a day, seven (7) days a week basis. Qwest will make reasonable best efforts to resolve troubles by sectionalizing trouble to determine if the reported trouble is in its translations or facilities or in another provider's service. If necessary, Qwest will test cooperatively with other providers to further identify and address a trouble when it has been sectionalized to another provider's service. Qwest will keep Customer advised as to the status of trouble clearance. Qwest's responsibilities shall be limited to make a good faith effort to identify and coordinate trouble resolution.

     (C) As RESP ORG, Qwest is limited in the number of 8XX number reservations it can hold; therefore, reservations will be available on a first come first serve basis. Customer reservations may at no time exceed [*] of its active 8XX numbers. Reservations cannot be held for more than forty-five (45) calendar days. At the end of the reservation period the 8XX number will be returned to the pool of numbers available for general assignment.

                       QWEST CONFIDENTIAL AND PROPRIETARY

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT E1
           QWEST EXPRESS 8XX RESPONSIBLE ORGANIZATION AND ORIGINATING
                           CARRIER SERVICE AGREEMENT

     (D) For Qwest to properly fulfill its obligation as RESP ORG, Customer shall make available to Qwest an 8XX number and personnel, on a twenty-four (24) hour a day, seven (7) day a week basis, for trouble reporting and resolution. The Customer further agrees that it shall make its best effort to assist Qwest in the resolution of any end user dispute involving an end user of the Customer.

LIABILITY

     (A) Without limiting the Agreement, Qwest shall not be liable for any act or omission of the Number Administration and Service Center (NASC), other RESP ORGS, or any other carrier providing a portion of the Service.

     (B) Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in the hardware or software provided by NASC, or by reason of errors made by NASC in connection with the SMS/8XX.

     (C) Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by the Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in any Qwest Service Management System ("LSMS"), Service Control Point ("SCP"), Service Transfer Point ("STP"), or Service Switch Point ("SSP"), or any other facilities, hardware or software not directly under Qwest's control.

     (D) Without limiting the Agreement, Qwest is not liable for any loss of revenue or profit by the Customer or its 8XX subscriber or for any loss or damage arising out of this Agreement or out of the use of the SMS/8XX or any of the services provided under this Agreement by any person, whether arising in contract, tort (including, without limitation, negligence or strict liability) or otherwise and whether or not informed of the possibility of such damages in advance.

INDEMNIFICATION

     Without limiting the Agreement, Customer hereby agrees to indemnify, defend and hold harmless Qwest, its affiliates and their respective directors, officers, employees and agents against any claim, loss or damage arising from the use of Services offered under this Agreement, involving: claims for libel, slander, invasion of privacy or infringement of copyright arising from the Customer's or its 8XX subscriber's own communications.

CUSTOMER AND QWEST OBLIGATIONS

     (A) Customer hereby agrees that Qwest shall be Customer's sole provider of Carrier 8XX Service for all 8XX numbers for which Qwest is providing transport and/or Responsible Organization Services ("ROS"), as such services are described herein, during the term hereof.

     (B) Qwest agrees that Customer may, at its sole discretion, designate itself as the 8XX carrier in selected LATAs. Customer's designation is only applicable when used in conjunction with Qwest 8XX ROS and transport and customer provides one hundred percent (100%) coverage in the LATA(s).

                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT E1
           QWEST EXPRESS 8XX RESPONSIBLE ORGANIZATION AND ORIGINATING
                           CARRIER SERVICE AGREEMENT

     (C) Qwest will not provide ROS for 8XX numbers transported by other Common Carriers ("OCCs").

     (D) Qwest shall provide ROS as described herein consistent with the Guidelines for 8XX Database, subject to the understanding that those ROS and the terms and conditions of those services may be modified by Qwest as a result of changes in said Guidelines, governmental action or acts of third parties including but not limited to changes in LEC tariffs that relate to ROS.

POINT(S) OF MEET

     Customer is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

     The "ATL", or Atlantic rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    111 Pavonia Ave., 7th Floor, Suite 725, Jersey City, NJ 07310

     -    111 Market Place, Suite 400, Baltimore, MD 21202

     - 60 Hudson St., 11th Floor, New York City, NY 10013 (POP site that receives "switch site pricing")

     The "MW", or Midwest rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    Doral Plaza, Suite 222A, 155 N. Michigan Ave., Chicago, IL 60601

     -    NBC Tower, 455 North City Front Plaza, Suite 700, Chicago, IL 60611

     -    Prudential Town Center, 1000 Town Center, Suite 360, Southfield, MI
          48075

     -    8793 Fulton County Road H, Delta, OH 43515

     -    50 Public Square, Suite 640, Cleveland, OH 44113

     -    180 E. Broad St., Suite B2, Columbia, OH 43215

     The "NW", or Northwest rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    2001 6th Avenue, Seattle, WA 98121

     The "S", or South rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    2323 Bryan Street, Suite 770, Dallas, TX

     The "SE", or Southeast rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    Bank South Bldg., Suite 1910, 55 Marietta St., Atlanta, GA 30303

     -    701 E. Trade Street, Suite D, Charlotte, NC 28202

     -    4895 Outland Center Drive, Memphis, TN 38118

                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT E1
           QWEST EXPRESS 8XX RESPONSIBLE ORGANIZATION AND ORIGINATING
                           CARRIER SERVICE AGREEMENT

     The "SW", or Southwest rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    624 S. Grand Ave., Suite 315, Los Angeles, CA 90017

     -    3040 Gold Camp Road, Sacramento, CA

     -    910 15th Street, Suite 220, Denver, CO 80202

     The "POP ATL", or Atlantic POP rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following POP sites:

     -    38th and Wyalusing Streets, Philadelphia, PA

     -    1220 L Street N. W. Suite 1B, Washington, DC 20005

     The "POP MW", or Midwest POP rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following POP sites:

     -    1125 Grand Avenue, Kansas City, MO

     -    900 Walnut Street, Suite 400, St. Louis, MO

     The "POP S", or South POP rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following POP sites:

     -    15 West 16th Street, Tulsa, OK

     -    2112 East California Street, Oklahoma City, OK

     -    777 Walker St. C-170, Houston, TX

     The "POP SW", or Southwest POP rates shown in the Qwest Express 8XX Origination Rate Exhibit will apply for all traffic that meets the Qwest network at one of the following switch sites:

     -    4275 E. Sahara, Las Vegas, NV

     -    136 East South Temple, Suite 1560, Salt Lake City, UT

     -    2600 N. Central, Phoenix, AZ



[*]


                       QWEST CONFIDENTIAL AND PROPRIETARY

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT E1
           QWEST EXPRESS 8XX RESPONSIBLE ORGANIZATION AND ORIGINATING
                           CARRIER SERVICE AGREEMENT




[*]

                       QWEST CONFIDENTIAL AND PROPRIETARY

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT E1
           QWEST EXPRESS 8XX RESPONSIBLE ORGANIZATION AND ORIGINATING
                           CARRIER SERVICE AGREEMENT



                                      [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                                                      EXHIBIT E2

[QWEST LOGO]

                         QWEST EXPRESS 8XX ORIGINATION

--------------------------------------------------------------------------------------------------------------------------------
LATA     STATE                    BASE RATES - SWITCH MEETPOINT                            BASE RATES - POP MEETPOINT
                      ATL       MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SE     POP SW
                    ---------------------------------------------------------   ------------------------------------------------
120       ME         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
122       NH         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
124       VT         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
126       MA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
128       MA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
130       RI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
132       NY         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
133       NY         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
134       NY         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
136       NY         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
138       NY         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
140       NY         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
220       NJ         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
222       NJ         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
224       NJ         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
226       PA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
228       PA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
230       PA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
232       PA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
234       PA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
236       DC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
238       MD         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
240       MD         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
242       MD         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
244       VA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
246       VA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
248       VA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
250       VA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
252       VA         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
254       WV         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
256       WV         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
320       OH         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
322       OH         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT E2

[QWEST LOGO]

                         QWEST EXPRESS 8XX ORIGINATION

--------------------------------------------------------------------------------------------------------------------------------
LATA     STATE                    BASE RATES - SWITCH MEETPOINT                            BASE RATES - POP MEETPOINT
                      ATL       MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SE     POP SW
                    ---------------------------------------------------------   ------------------------------------------------
324       OH         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
325       OH         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
326       OH         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
328       OH         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
330       IN         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
332       IN         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
334       IN         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
336       IN         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
338       IN         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
340       MI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
342       MI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
344       MI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
346       MI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
348       MI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
350       WI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
352       WI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
354       WI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
356       WI         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
358       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
360       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
362       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
364       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
366       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
368       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
370       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
374       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
376       IL         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
420       NC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
422       NC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
424       NC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
426       NC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
428       NC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
430       SC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------
432       SC         [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                    ----------------------------------------------------------  ------------------------------------------------

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT E2
[QWEST LOGO]

                         QWEST EXPRESS 8XX ORIGINATION

                              BASE RATES - SWITCH MEETPOINT                           BASE RATES - POP MEETPOINT
                ---------------------------------------------------------   -----------------------------------------------
LATA    STATE     ATL       MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SE    POP SW
----    -----   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

434     SC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
436     SC      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
438     GA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
440     GA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
442     GA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
444     GA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
446     GA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
448     FL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
450     FL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
452     FL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
454     FL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
456     FL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
458     FL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
460     FL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
462     KY      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
464     KY      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
466     KY      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
468     TN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
470     TN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
472     TN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
474     TN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
476     AL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
477     AL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
478     AL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
480     AL      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
482     MS      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
484     MS      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
486     LA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
488     LA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
490     LA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
492     LA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
520     MO      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
521     MO      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
522     MO      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT E2
[QWEST LOGO]

                         QWEST EXPRESS 8XX ORIGINATION

                                BASE RATES - SWITCH MEETPOINT                           BASE RATES - POP MEETPOINT
                  ---------------------------------------------------------   -----------------------------------------------
LATA    STATE       ATL       MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SE    POP SW
----    -----     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
524       MO      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
526       AR      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
528       AR      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
530       AR      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
532       KS      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
534       KS      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
536       OK      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
538       OK      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
540       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
542       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
544       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
546       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
548       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
550       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
552       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
554       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
556       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
558       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
560       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
562       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
564       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
566       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
568       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
570       TX      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
620       MN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
624       MN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
626       MN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
628       MN      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
630       IA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
632       IA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
634       IA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
635       IA      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
636       ND      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
638       ND      [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                                          EXHIBIT E2

                         QWEST EXPRESS 8XX ORIGINATION

LATA      STATE                    BASE RATES - SWITCH MEETPOINT                               BASE RATES - POP MEETPOINT
----      -----     ---------------------------------------------------------   ---------------------------------------------------
                      ATL       MW        NW        S         SE        SW      POP ATL     POP MW     POP S      POP SE     POP SW
                    -------   -------   -------   -------   -------   -------   -------     -------    -------    -------    -------
640       SD        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
644       NE        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
646       NE        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
648       MT        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
650       MT        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
652       ID        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
654       WY        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
656       CO        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
658       CO        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
660       UT        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
664       NM        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
666       AZ        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
668       AZ        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
670       OR        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
672       OR        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
674       WA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
676       WA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
720       NV        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
721       NV        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
722       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
724       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
726       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
728       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
730       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
732       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
734       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
736       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
738       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
740       CA        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
820       PR        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
822       USVI      [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
832       AK        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
834       HI        [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]
836       MID/WAKE  [*]       [*]       [*]       [*]       [*]       [*]       [*]           [*]       [*]         [*]       [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[EQWEST LOGO]                                              EXHIBIT E2


                               QWEST EXPRESS 8XX ORIGINATION


LATA   STATE            BASE RATES - SWITCH MEETPOINT                                    BASE RATES - POP MEETPOINT
               ATL        MW       NW         S        SE       SW           POP ATL    POP MW     POP S      POP SE     POP  SW
920      CT    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
921      NY    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
922      OH    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
923      OH    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
924      PA    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
927      VA    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
928      VA    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
929      VA    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
930      VA    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
932      WV    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
937      IN    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
938      IN    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
939      FL    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
949      NC    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
951      NC    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
952      FL    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
953      FL    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
955      AL    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
956      TN    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
958      NE    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
960      ID    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
961      TX    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
963      MT    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
973      CA    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
974      NY    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
976      IL    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
977      IL    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
978      IL    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
980      AZ    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
981      UT    [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]
CANADA   N/A   [*]       [*]       [*]       [*]       [*]       [*]         [*]         [*]       [*]         [*]       [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT F1
             QWEST EXPRESS CANADIAN TERMINATING SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

GENERAL

Carrier Canadian Terminating Service rates are per NPA and are for NPA-wide termination. Rates shown in the Carrier Canadian Terminating Service Rate Exhibit are shown in terms of full minutes and are billed in [*] increments with an initial [*] increment. Carrier Canadian Terminating Service is available with the following Qwest services: Qwest Express Domestic Terminating Service and Qwest Express: RBOC-ITC Terminating Service. Rate period is determined using standard Qwest holidays and rate periods. Qwest reserves the right to charge excessive quantities of short duration calls (i.e. calls [*] in length) a minimum of [*] per answered call. Rates are subject to change upon five (5) calendar days prior written notice. Service availability is subject to the availability of facilities to and in Canada.

ROUNDING

Canadian Terminating Service utilizes "bulk rounding". For the purposes of this Agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full U.S. cent (U.S. $.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, the Canadian Terminating Service employs [*], which means that all calls are [*], as opposed to [*] (e.g, initial and incremental).

POINT(S) OF MEET

Customer is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

        Qwest switch sites:

            -   111 Pavonia Ave., 7th Floor, Suite 725, JERSEY CITY, NJ 07310

            -   111 Market Place., Suite 400, BALTIMORE, MD 21202

            -   Doral Plaza, Suite 222A, 155 N. Michigan Ave., CHICAGO, IL 60601

            -   NBC Tower, 455 North City Front Plaza, Suite 700, CHICAGO, IL
                60611

            - Prudential Town Center, 1000 Town Center, Suite 360, SOUTHFIELD, MI 48075

            -   8793 Fulton County Road H, DELTA, OH 43515

            -   50 Public Square, Suite 640, CLEVELAND, OH 44113

            -   180 E. Broad St., Suite B2, COLUMBUS, OH 43215

            -   2001 6th Avenue, SEATTLE, WA 98121

            -   2323 Bryan Street, Suite 770, DALLAS, TX

            -   Bank South Bldg., Suite 1910, 55 Marietta St., ATLANTA, GA 30303

            -   701 E. Trade Street, Suite D, CHARLOTTE, NC 28202

            -   4895 Outland Center Drive, MEMPHIS, TN 38118

            -   624 S. Grand Ave., Suite 315, LOS ANGELES, CA 90017

            -   3040 Gold Camp Road, SACRAMENTO, CA

            -   910 15th Street, Suite 220, DENVER, CO 80202

Qwest POP sites:

            -   38th and Wyalusing Streets, PHILADELPHIA, PA

            -   60 Hudson St., 11th Floor, NEW YORK CITY, NY l0013

            -   1220 L Street N. W. Suite 1B, WASHINGTON, DC 20005

            -   1125 Grand Avenue, KANSAS CITY, MO

            -   900 Walnut Street, Suite 400, ST. LOUIS, MO

            -   15 West 16th Street, TULSA, OK

            -   2112 East California Street, OKLAHOMA CITY, OK

            -   777 Walker St. C-170, HOUSTON, TX

            -   4275 E. Sahara, LAS VEGAS, NV

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT F1
             QWEST EXPRESS CANADIAN TERMINATING SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

            -   136 East South Temple, Suite 1560, Salt Lake City, UT

            -   2600 N. Central, Phoenix, AZ


                       QWEST CONFIDENTIAL AND PROPRIETARY

[QWEST LOGO]                                                          EXHIBIT F2


Qwest Carrier Canadian Termination Rates


NPA       City                        Day                  Eve/Nit
---       ----                        ---                  -------
204       Winnipeg, MT              [*]                    [*]
250                                 [*]                    [*]
306       Regina, SK                [*]                    [*]
403       Calgary, AL               [*]                    [*]
416       Toronto, ON               [*]                    [*]
418       Quebec City, QUE          [*]                    [*]
450       Montreal, QUE             [*]                    [*]
506       Frederiction, NB          [*]                    [*]
514       Montreal, QUE             [*]                    [*]
519       London, ON                [*]                    [*]
604       Vancouver, BC             [*]                    [*]
613       Ottawa, ON                [*]                    [*]
705       Sudbury/Geo. Bay, ON      [*]                    [*]
709       St. John's, NF            [*]                    [*]
807       Thunder Bay, ON           [*]                    [*]
819       St. Jovite, QUE           [*]                    [*]
867                                 [*]                    [*]
902       Halifax, NS & PEI         [*]                    [*]
905       Toronto, ON               [*]                    [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT G1
              QWEST EXPRESS MEXICAN TERMINATING SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

GENERAL

Mexican rates are per Mexican Rate Step and are for Rate Step-wide termination. Rates shown in the Mexican Terminating Service Rate Exhibit are shown in terms of fill minutes and are billed in [*] increments. Mexican Terminating Service is available with the following west services: Qwest Express Domestic Terminating Service and Qwest Express: RBOC-ITC Terminating Service. Rate period is determined using standard Qwest holidays and rate periods. Qwest reserves the right to charge excessive quantities of short duration calls (i.e. calls under [*] in length) a minimum of [*] per answered call. Rates are subject to change upon five (5) calendar days notice. Service availability is subject to the availability of facilities to and in Mexico.

ROUNDING

Currently, Mexican Terminating Service utilizes "bulk rounding". For the purposes of this Agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($.O1) is accrued. When this has occurred, the cent is applied to the next call. In addition, the Mexican Terminating Service employs [*], which means that all calls are [*], as opposed to [*] (e.g. initial and incremental).

POINT(S) OF MEET

Customer is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

        Qwest switch sites:

            -   111 Pavonia Ave., 7th Floor, Suite 725, JERSEY CITY, NJ 07310

            -   111 Market Place., Suite 400, BALTIMORE, MD 21202

            -   Doral Plaza, Suite 222A, 155 N. Michigan Ave., CHICAGO, IL 60601

            -   NBC Tower, 455 North City Front Plaza, Suite 700, CHICAGO, IL
                60611

            - Prudential Town Center, 1000 Town Center, Suite 360, SOUTHFIELD, MI 48075

            -   8793 Fulton County Road H, DELTA, OH 43515

            -   50 Public Square, Suite 640, CLEVELAND, OH 44113

            -   180 E. Broad St., Suite B2, COLUMBUS, OH 43215

            -   2001 6th Avenue, SEATTLE, WA 98121

            -   2323 Bryan Street, Suite 770, DALLAS, TX

            -   Bank South Bldg., Suite 1910, 55 Marietta St., ATLANTA, GA 30303

            -   701 E. Trade Street, Suite D, CHARLOTTE, NC 28202

            -   4895 Outland Center Drive, MEMPHIS, TN 38118

            -   624 S. Grand Ave., Suite 315, LOS ANGELES, CA 90017

            -   3040 Gold Camp Road, SACRAMENTO, CA

            -   910 15th Street, Suite 220, DENVER, CO 80202

Qwest POP sites:

            -   38th and Wyalusing Streets, PHILADELPHIA, PA

            -   60 Hudson St., l1th Floor NEW YORK CITY, NY 10013

            -   1220 L Street N. W Suite 1B, WASHINGTON, DC 20005

            -   1125 Grand Avenue, KANSAS CITY, MO

            -   900 Walnut Street, Suite 400, ST. LOUIS, MO

            -   15 West 16th Street, TULSA, OK

            -   2112 East California Street, OKLAHOMA CITY, OK

            -   777 Walker St. C-170, HOUSTON, TX

            -   4275 E. Sahara, LAS VEGAS, NV

            -   136 East South Temple, Suite 1560, SALT LAKE CITY, UT

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT Gl
              QWEST EXPRESS MEXICAN TERMINATING SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

            -   2600 N. Central, PHOENIX, AZ





                       QWEST CONFIDENTIAL AND PROPRIETARY

                                                                      EXHIBIT G2

Mexican Termination Rates

              Rate
              Step             Standard                  Economy
              ----             --------                  -------
                1               [*]                      [*]
                2               [*]                      [*]
                3               [*]                      [*]
                4               [*]                      [*]
                5               [*]                      [*]
                6               [*]                      [*]
                7               [*]                      [*]
                8               [*]                      [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT H1
           QWEST EXPRESS INTERNATIONAL TERMINATING SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

GENERAL

International rates are per country and are for country-wide termination. Rates shown in the Carrier International Termination Rate Exhibit are shown in terms of full minutes and are billed in [*] increments with an initial [*] increment. Carrier International Terminating Service is available with the following Qwest services: Qwest Express Domestic Terminating Service and Qwest Express: RBOC-ITC Terminating Rate period is determined using standard Qwest holidays and rate periods. Qwest reserves the right to charge excessive quantities of short duration calls (i.e. calls under [*] in length) a minimum of [*] per answered call. Service is subject to the availability of facilities to the particular countries.

ROUNDING

Currently, International Terminating Service utilizes "bulk rounding". For the purposes of this Agreement, bulk rounding is defined as carrying over the 3(rd) and 4(th) place amounts of a call charge to the next call, and continuing to do so until one full cent ($.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, the International Terminating Service employs [*], which means that all calls are [*], as opposed to [*] (e.g. initial and incremental).

POINT(S) OF MEET

Customer is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

        Qwest switch sites:

            -   111 Pavonia Ave., 7th Floor, Suite 725, Jersey City, NJ 07310

            -   111 Market Place., Suite 400, Baltimore, MD 21202

            -   Doral Plaza, Suite 222A, 155 N. Michigan Ave., Chicago, IL 60601

            -   NBC Tower, 455 North City Front Plaza, Suite 700, Chicago, IL
                60611

            - Prudential Town Center, 1000 Town Center, Suite 360, Southfield, MI 48075

            -   8793 Fulton County Road H, Delta, OH 43515

            -   50 Public Square, Suite 640, Cleveland, OH 44113

            -   180 E. Broad St., Suite B2, Columbus, OH 43215

            -   2001 6th Avenue, Seattle, WA 98121

            -   2323 Bryan Street, Suite 770, Dallas, TX

            -   Bank South Bldg., Suite 1910, 55 Marietta St., Atlanta, GA 30303

            -   701 E. Trade Street, Suite D, Charlotte, NC 28202

            -   4895 Outland Center Drive, Memphis, TN 38118

            -   624 S. Grand Ave., Suite 315, Los Angeles, CA 90017

            -   3040 Gold Camp Road, Sacramento, CA

            -   910 15th Street, Suite 220, Denver, CO 80202

Qwest POP sites:

            -   38th and Wyalusing Streets, Philadelphia, PA

            -   60 Hudson St., 11(th) Floor, New York City, NY 10013

            -   1220 L Street N. W. Suite 1B, Washington, DC 20005

            -   1125 Grand Avenue, Kansas City, MO

            -   900 Walnut Street, Suite 400, St. Louis, MO

            -   15 West 16th Street, Tulsa, OK

            -   2112 East California Street, Oklahoma City, OK

            -   777 Walker St. C-170, Houston, TX

            -   4275 E. Sahara, Las Vegas, NV

            -   136 East South Temple, Street 1560, Salt Lake City, UT

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                      QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT H1
           QWEST EXPRESS INTERNATIONAL TERMINATING SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

                          2600 N. Central, Phoenix, AZ



                       QWEST CONFIDENTIAL AND PROPRIETARY
                                       2

                                                                      EXHIBIT H2

Carrier International Rates                                         [QWEST LOGO]


                                         Country
         Country                          Code                        Rate
         -------                         -------                      ----
         Afghanistan                       93                        [*]
         Albania                           355                       [*]
         Algeria                           213                       [*]
         American Samoa                    684                       [*]
         Andorra                           376                       [*]
         Angola                            244                       [*]
         Anguilla                       NTPA 264                     [*]
         Antarctica (CASEY & SCOT          672                       [*]
         Antigua                         NPA 268                     [*]
         Argentina                         54                        [*]
         Armenia                           374                       [*]
         Aruba                             297                       [*]
         Ascension Island                  247                       [*]
         Australia                         61                        [*]
         Austria                           43                        [*]
         Azerbaijan                        994                       [*]
         Azores                            992                       [*]
         Bahamas                         NPA 242                     [*]
         Bahrain                           973                       [*]
         Bangladesh, People's Republi      880                       [*]
         Barbados                        809/246                     [*]
         Belarus                           375                       [*]
         Belgium                           32                        [*]
         Belize                            501                       [*]
         Benin, People's Republic of       229                       [*]
         Bermuda                         809/441                     [*]
         Bhutan                            975                       [*]
         Bolivia                           591                       [*]
         Bosnia & Herzegovina, Repu        387                       [*]
         Botswana                          267                       [*]
         Brazil                            55                        [*]
         British Virgin Islands          809/284                     [*]
         Brunei                            673                       [*]
         Bulgaria                          359                       [*]
         Burkina Faso                      226                       [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT H2

Carrier International Rates                                         [QWEST LOGO]


                                            Country
        Country                              Code                   Rate
        -------                             -------                 ----
        Burundi                               257                  [*]
        Cambodia                              855                  [*]
        Cameroon; United Republic o           237                  [*]
        Cape Verde Islands                    238                  [*]
        Cayman Islands                      809/345                [*]
        Central African Republic              236                  [*]
        Chad                                  235                  [*]
        Chile                                 56                   [*]
        China, People's Republic of           86                   [*]
        Christmas & Cocos Islands            672                   [*]
        Colombia                              57                   [*]
        Comoros, Federal Islamic Re          269                   [*]
        Congo, Republic of                   242                   [*]
        Cook Islands                         682                   [*]
        Costa Rica                           506                   [*]
        Croatia, Republic of                 385                   [*]
        Cuba                                  53                   [*]
        Cyprus                               357                   [*]
        Czech Republic                       420                   [*]
        Denmark                               45                   [*]
        Diego Garcia                         246                   [*]
        Djibouti, Republic of                253                   [*]
        Dominica                            809/767                [*]
        Dominican Republic                   809                   [*]
        Ecuador                              593                   [*]
        Egypt, Arab Republic of               20                   [*]
        El Salvador                          503                   [*]
        Equatorial Guinea, Republic          240                   [*]
        Eritrea                              291                   [*]
        Estonia                              372                   [*]
        Ethiopia                             251                   [*]
        Faeroe Islands                       298                   [*]
        Falkland Islands                     500                   [*]
        Fiji Islands                         679                   [*]
        Finland                              358                   [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT H2

Carrier International Rates                                         [QWEST LOGO]


                                          Country
        Country                            Code                     Rate
        -------                           -------                 ----
        France                                33                   [*]
        French Antilles (includes Ma         596                   [*]
        French Guiana                        594                   [*]
        French Polynesia                     689                   [*]
        Gabon Republic                       241                   [*]
        Gambia                               220                   [*]
        Georgia                              995                   [*]
        Germany, Fed Republic of              49                   [*]
        Ghana                                233                   [*]
        Gibraltar                            350                   [*]
        Greece                                30                   [*]
        Greenland                            299                   [*]
        Grenada                           809/473                  [*]
        Guadeloupe                           590                   [*]
        Guam                                 671                   [*]
        Guantanamo Bay                      5399                   [*]
        Guatemala                            502                   [*]
        Guinea, Peoples Rev. Rep.            224                   [*]
        Guinea-Bissau                        245                   [*]
        Guyana                               592                   [*]
        Haiti                                509                   [*]
        Honduras                             504                   [*]
        Hong Kong                            852                   [*]
        Hungary                               36                   [*]
        Iceland                              354                   [*]
        India                                 91                   [*]
        Indonesia                             62                   [*]
        INMARSAT - Atlantic Ocean            871                   [*]
        INMARSAT - Atlantic Ocean            874                   [*]
        INMARSAT - Indian Ocean              873                   [*]
        INMARSAT - Pacific Ocean             872                   [*]
        Iran                                  98                   [*]
        Iraq                                 964                   [*]
        Ireland, Republic of                 353                   [*]
        Israel                               972                   [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT H2

Carrier International Rates                                         [QWEST LOGO]


                                          Country
        Country                            Code                     Rate
        -------                           -------                 ----
        Italy                                 39                   [*]
        Ivory Coast, Republic of             225                   [*]
        Jamaica                           809/867                  [*]
        Japan                                 81                   [*]
        Jordan                               962                   [*]
        Kazakhstan                             7                   [*]
        Kenya, Republic of                   254                   [*]
        Kiribati                             686                   [*]
        Korea, Dem. People's Rep of          850                   [*]
        Korea, Republic of (South)            82                   [*]
        Kuwait                               965                   [*]
        Kyrgyzstan/ Krygyz Republic           .7                   [*]
        Laos                                 856                   [*]
        Latvia                               371                   [*]
        Lebanon                              961                   [*]
        Lesotho                              266                   [*]
        Liberia                              231                   [*]
        Libyan Arab Peoples Socialis         218                   [*]
        Liechtenstein                         41                   [*]
        Lithuania                            370                   [*]
        Luxembourg                           352                   [*]
        Macau                                853                   [*]
        Macedonia, The Former Yug            389                   [*]
        Madagascar, Democratic Rep           261                   [*]
        Malawi                               265                   [*]
        Malaysia                              60                   [*]
        Maldives, Republic of                960                   [*]
        Mali Republic                        223                   [*]
        Malta                                356                   [*]
        Marshall Islands                     692                   [*]
        Mauritania, Islamic Republic         222                   [*]
        Mauritius                            230                   [*]
        Mayotte Island (combined wi          269                   [*]
        Micronesia, Federal States of        691                   [*]
        Moldova                              373                   [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT H2

Carrier International Rates                                         [QWEST LOGO]


                                          Country
        Country                            Code                     Rate
        -------                           -------                 ----
        Monaco                               377                   [*]
        Mongolian People's Republic          976                   [*]
        Montserrat                        809/664                  [*]
        Morocco                              212                   [*]
        Mozambique                           258                   [*]
        Myanmar (Formerly Burma)              95                   [*]
        Nakhodka                               7                   [*]
        Namibia                              264                   [*]
        Nauru                                674                   [*]
        Nepal                                977                   [*]
        Netherlands                           31                   [*]
        Netherlands Antilles                 599                   [*]
        Nevis                             NPA 869                  [*]
        New Caledonia                        687                   [*]
        New Zealand                           64                   [*]
        Nicaragua                            505                   [*]
        Niger Republic                       227                   [*]
        Nigeria, Federal Republic of         234                   [*]
        Niue                                 683                   [*]
        Norfolk Island                       672                   [*]
        Northern Mariana Islands (inc        670                   [*]
        Norway                                47                   [*]
        Oman                                 968                   [*]
        Pakistan                              92                   [*]
        Palau, Republic of                   680                   [*]
        Panama, Republic of                  507                   [*]
        Papua New Guinea                     675                   [*]
        Paraguay                             595                   [*]
        Peru                                  51                   [*]
        Philippines                           63                   [*]
        Poland, Republic of                   48                   [*]
        Portugal                             351                   [*]
        Qatar                                974                   [*]
        Reunion Island                       262                   [*]
        Romania, Socialist Republic           40                   [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT H2

Carrier International Rates                                         [QWEST LOGO]



                                          Country
        Country                            Code                     Rate
        -------                           -------                 ----
        Russian Federation                     7                   [*]
        Rwanda                               250                   [*]
        Sakhalin                               7                   [*]
        San Marino                           378                   [*]
        Sao Tome                             239                   [*]
        Saudi Arabia                         966                   [*]
        Senegal Republic                     221                   [*]
        Seychelles Islands                   248                   [*]
        Sierra Leone                         232                   [*]
        Singapore, Republic of                65                   [*]
        Slovakia                             421                   [*]
        Slovenia, Republic of                386                   [*]
        Solomon Islands                      677                   [*]
        Somalia                              252                   [*]
        South Africa, Republic of             27                   [*]
        Spain                                 34                   [*]
        Sri Lanka, Democratic Social          94                   [*]
        St. Helena                           290                   [*]
        St. Kitts                         NPA 869                  [*]
        St. Lucia                         809/758                  [*]
        St. Pierre/Miquelon                  508                   [*]
        St. Vincent/Grenadines               809                   [*]
        Sudan                                249                   [*]
        Suriname, Republic of                597                   [*]
        Swaziland                            268                   [*]
        Sweden                                46                   [*]
        Switzerland                           41                   [*]
        Syrian Arab Republic                 963                   [*]
        Taiwan, Republic of China            886                   [*]
        Tajikistan                             7                   [*]
        Tanzania                             255                   [*]
        Thailand                              66                   [*]
        Togo, Republic of                    228                   [*]
        Tokelau                              690                   [*]
        Tonga Islands                        676                   [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                                      EXHIBIT H2

Carrier International Rates                                         [QWEST LOGO]



                                          Country
        Country                            Code                     Rate
        -------                           -------                 ----
        Trinidad & Tobago, Democra        809/868                  [*]
        Tunisia                              216                   [*]
        Turkey                                90                   [*]
        Turkmenistan                           7                   [*]
        Turks & Caicos                       809                   [*]
        Tuvalu                               688                   [*]
        Uganda                               256                   [*]
        Ukraine                              380                   [*]
        United Arab Emirates                 971                   [*]
        United Kingdom                        44                   [*]
        Uruguay                              598                   [*]
        Uzbekistan                            .7                   [*]
        Vanuatu, Republic of                 678                   [*]
        Vatican City                          39                   [*]
        Venezuela                             58                   [*]
        Vietnam                               84                   [*]
        Wallis & Futuna Islands              681                   [*]
        Western Samoa                        685                   [*]
        Yemen Arab Republic                  967                   [*]
        Yemen Democratic Republic            969                   [*]
        Yugoslavia, Federal Republic         381                   [*]
        Zaire, Republic of                   243                   [*]
        Zambia                               260                   [*]
        Zimbabwe                             263                   [*]

             International Rates are effective for all Time Periods Billing Increment: [*]




--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                   EXHIBIT I1
                 QWEST EXPRESS DIRECTORY ASSISTANCE TERMINATING
                               SERVICE DESCRIPTION
                          WHOLESALE SERVICES AGREEMENT

GENERAL

Directory Assistance rates are per NPA and are valid NPA-wide. Rates shown in the Carrier Directory Assistance Termination Rate Exhibit are shown on a per call basis and are billed per call.

POINT(S) OF MEET

Customer is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

        Qwest switch sites:

            -   111 Pavonia Ave., 7th Floor, Suite 725, Jersey City, NJ 07310

            -   111 Market Place., Suite 400, Baltimore, MD 21202

            -   Doral Plaza, Suite 222A, 155 N. Michigan Ave., Chicago, IL 60601

            -   NBC Tower, 455 North City Front Plaza, Suite 700, Chicago, IL
                60611

            - Prudential Town Center, 1000 Town Center, Suite 360, Southfield, MI 48075

            -   8793 Fulton County Road H, Delta, OH 43515

            -   50 Public Square, Suite 640, Cleveland, OH 44113

            -   180 E. Broad St., Suite B2, Columbus, OH 43215

            -   2001 6th Avenue, Seattle, WA 98121

            -   2323 Bryan Street, Suite 770, Dallas, TX

            -   Bank South Bldg., Suite 1910, 55 Marietta St., Atlanta, GA 30303

            -   701 E. Trade Street, Suite D, Charlotte, NC 28202

            -   4895 Outland Center Drive, Memphis, TN 38118

            -   624 S. Grand Ave., Suite 315, Los Angeles, CA 90017

            -   3040 Gold Camp Road, Sacramento, CA

            -   910 15th Street, Suite 220, Denver, CO 80202

        Qwest POP sites:

            -   38th and Wyalusing Streets, Philadelphia, PA

            -   60 Hudson St., 11th Floor, New York City, NY 10013

            -   1220 L Street N. W. Suite 1B, Washington, DC 20005

            -   1125 Grand Avenue, Kansas City, MO

            -   900 Walnut Street, Suite 400, St. Louis, MO

            -   15 West 16th Street, Tulsa, OK

            -   2112 East California Street, Oklahoma City, OK

            -   777 Walker St. C-170, Houston, TX

            -   4275 E. Sahara, Las Vegas, NV

            -   136 East South Temple, Street 1560, Salt Lake City, UT

            -   2600 N. Central, Phoenix, AZ


                       QWEST CONFIDENTIAL AND PROPRIETARY
                                       1

                                                                      EXHIBIT I2



                                              Carrier Directory Assistance Rates

[QWEST LOGO]


       Serving          Price to             Serving          Price to              Serving         Price to
NPA      LEC             Carrier     NPA       LEC             Carrier      NPA       LEC            Carrier
---    -------          --------     ---     -------          --------      ---     -------         --------
201    BELL AT          [*]          417     S W BELL         [*]           715     AMERITECH       [*]
202    BELL AT          [*]          418     BELL CANADA      [*]           716     NY TEL          [*]
203    S NEW ENG.       [*]          419     AMERITECH        [*]           717     BELL AT         [*]
204    BELL CANADA      [*]          423     BELL SOUTH       [*]           718     NY TEL          [*]
205    BELL SOUTH       [*]          425     PACIFIC BELL     [*]           719     US WEST         [*]
206    PACIFIC BELL     [*]          440     AMERITECH        [*]           724     BELL AT         [*]
207    NEW ENGLAND      [*]          441     PUERTO RICO      [*]           732     BELL AT         [*]
208    US WEST          [*]          443     NEW ENGLAND      [*]           734     AMERITECH       [*]
209    PACIFIC BELL     [*]          473     GRENADA          [*]           757     BELL AT         [*]
210    S W BELL         [*]          501     S W BELL         [*]           758     ST. LUCIA       [*]
212    NY TEL           [*]          502     BELL SOUTH       [*]           760     PACIFIC BELL    [*]
213    PACIFIC BELL     [*]          503     PACIFIC BELL     [*]           765     AMERITECH       [*]
214    S W BELL         [*]          504     BELL SOUTH       [*]           767     DOMINICA        [*]
215    BELL AT          [*]          505     US WEST          [*]           770     BELL SOUTH      [*]
216    AMERITECH        [*]          506     BELL CANADA      [*]           773     AMERITECH       [*]
217    AMERITECH        [*]          507     US WEST          [*]           784     ST. VINCENT/GRE [*]
218    US WEST          [*]          508     NEW ENGLAND      [*]           787     PUERTO RICO     [*]
219    AMERITECH        [*]          509     US WEST          [*]           801     US WEST         [*]
240    BELL AT          [*]          510     PACIFIC BELL     [*]           802     NY TEL          [*]
242    BAHAMAS          [*]          512     S W BELL         [*]           803     BELL SOUTH      [*]
246    BARBADOS         [*]          513     AMERITECH        [*]           804     BELL AT         [*]
248    AMERITECH        [*]          514     BELL CANADA      [*]           805     PACIFIC BELL    [*]
250    BELL CANADA      [*]          515     US WEST          [*]           806     S W BELL        [*]
253    PACIFIC BELL     [*]          516     NY TEL           [*]           807     BELL CANADA     [*]
264    ANGUILLA         [*]          517     AMERITECH        [*]           808     HAWAII          [*]
268    ANTIGUA/BARBUD   [*]          518     NY TEL           [*]           809     PUERTO RICO     [*]
281    S W BELL         [*]          519     BELL CANADA      [*]           810     AMERITECH       [*]
284    BRITISH VIRGIN   [*]          520     US WEST          [*]           812     AMERITECH       [*]
301    BELL AT          [*]          530     PACIFIC BELL     [*]           813     GTE             [*]
302    BELL AT          [*]          540     BELL AT          [*]           814     BELL AT         [*]
303    US WEST          [*]          541     PACIFIC BELL     [*]           815     AMERITECH       [*]
304    BELL AT          [*]          561     BELL SOUTH       [*]           816     S W BELL        [*]
305    BELL SOUTH       [*]          562     PACIFIC BELL     [*]           817     S W BELL        [*]
306    BELL CANADA      [*]          573     S W BELL         [*]           818     PACIFIC BELL    [*]
307    US WEST          [*]          601     BELL SOUTH       [*]           819     BELL CANADA     [*]
308    US WEST          [*]          602     US WEST          [*]           847     AMERITECH       [*]
309    AMERITECH        [*]          603     NEW ENGLAND      [*]           860     S NEW ENG.      [*]
310    PACIFIC BELL     [*]          604     BELL CANADA      [*]           864     BELL SOUTH      [*]
312    AMERITECH        [*]          605     US WEST          [*]           867     BELL CANADA     [*]
313    AMERITECH        [*]          606     BELL SOUTH       [*]           868     TRINIDAD/TOBAG  [*]
314    S W BELL         [*]          607     NY TEL           [*]           869     ST. KITTS/NEVIS [*]
315    NY TEL           [*]          608     AMERITECH        [*]           876     JAMAICA         [*]
316    S W BELL         [*]          609     BELL AT          [*]           901     BELL SOUTH      [*]
317    AMERITECH        [*]          610     BELL AT          [*]           902     BELL CANADA     [*]
318    BELL SOUTH       [*]          612     US WEST          [*]           903     S W BELL        [*]
319    US WEST          [*]          613     BELL CANADA      [*]           904     BELL SOUTH      [*]
320    US WEST          [*]          614     AMERITECH        [*]           905     BELL CANADA     [*]
330    AMERITECH        [*]          615     BELL SOUTH       [*]           906     AMERITECH       [*]
334    BELL SOUTH       [*]          616     AMERITECH        [*]           907     ALASKA          [*]
345    CAYMAN ISL       [*]          617     NEW ENGLAND      [*]           908     BELL AT         [*]
352    BELL SOUTH       [*]          618     AMERITECH        [*]           909     PACIFIC BELL    [*]
360    PACIFIC BELL     [*]          619     PACIFIC BELL     [*]           910     BELL SOUTH      [*]
401    NEW ENGLAND      [*]          630     AMERITECH        [*]           912     BELL SOUTH      [*]
402    US WEST          [*]          650     PACIFIC BELL     [*]           913     S W BELL        [*]
403    BELL CANADA      [*]          664     MONTSERRAT       [*]           914     NY TEL          [*]
404    BELL SOUTH       [*]          701     US WEST          [*]           915     S W BELL        [*]
405    S W BELL         [*]          702     PACIFIC BELL     [*]           916     PACIFIC BELL    [*]
406    US WEST          [*]          703     BELL AT          [*]           917     NY TEL          [*]
407    BELL SOUTH       [*]          704     BELL SOUTH       [*]           918     S W BELL        [*]
408    PACIFIC BELL     [*]          705     BELL CANADA      [*]           919     BELL SOUTH      [*]
409    S W BELL         [*]          706     BELL SOUTH       [*]           937     AMERITECH       [*]
410    BELL AT          [*]          707     PACIFIC BELL     [*]           940     S W BELL        [*]
412    BELL AT          [*]          708     AMERITECH        [*]           941     GTE             [*]
413    NEW ENGLAND      [*]          709     BELL CANADA      [*]           954     BELL SOUTH      [*]
414    AMERITECH        [*]          712     US WEST          [*]           956     S W BELL        [*]
415    PACIFIC BELL     [*]          713     S W BELL         [*]           970     US WEST         [*]
416    BELL CANADA      [*]          714     PACIFIC BELL     [*]           972     S W BELL        [*]
                                                                            973     BELL AT         [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.